As filed with the U.S. Securities and Exchange Commission on June 3, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22880

Steben Alternative Investment Funds

(Exact name of registrant as specified in charter)

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Address of principal executive offices) (Zip code)

Francine J. Rosenberger, Esq.

c/o Steben & Company, Inc.

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Name and address of agent for service)

(240) 631-7600

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Item 1. Reports to Stockholders.

Annual Report March 31, 2019

 Steben Managed Futures Strategy Fund

  Class A | SKLAX Class C | SKLCX Class I | SKLIX Class N | SKLNX

Advised By:

Steben & Company, Inc.

9711 Washingtonian Blvd., Suite 400

Gaithersburg, MD 20878

240.631.7600

www.steben.com

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.steben.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund (or your financial intermediary) electronically by contacting your financial intermediary or, if you are a direct investor, by calling 1-855-775-5571.

You may elect to receive all future reports in paper free of charge. You can inform the Fund (or your financial intermediary) that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you are a direct investor, by calling 1-855-775-5571.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Steben Managed Futures Strategy Fund

Annual Letter to Shareholders for the 12-Month Period Ended March 31, 2019 (Unaudited)

Dear Investor,

The Steben Managed Futures Strategy Fund (the “Fund”) targets positive absolute returns with a low long-term correlation to equity and fixed income market returns. It seeks to achieve this objective by employing a managed futures strategy, which attempts to profit from trends and other price patterns in financial futures markets (consisting of equity index, interest rate and currency futures), commodity futures markets (consisting of energy, metals and agricultural futures) and currency forward contract markets.

Managed Futures Trading Advisor Allocations

The Fund allocates to multiple Trading Advisors in order to achieve potentially lower volatility than single manager funds due to the diversification benefits of spreading capital across different advisors and managed futures trading styles.

The Fund maintained its line-up of five Trading Advisors over the past year, with incremental changes to their capital allocations. Four Trading Advisors are primarily trend-following in style, and these accounted for 87% of the portfolio allocation as of March 31, 2019. The trend-followers included Millburn Ridgefield Corporation, PGR Capital LLP, Crabel Capital Management, LLC and Welton Investment Partners, LLC. One Trading Advisor, Revolution Capital Management, LLC, employs a primarily non-trend style and accounted for 13% of the portfolio allocation. Millburn, Crabel and Welton saw small allocation increases over the last 12 months, while PGR and Revolution saw small decreases.

Trading Advisor Allocations*

As of March 31, 2019

*Allocations are subject to change anytime.

Performance

The 12-month period from April 1, 2018 to March 31, 2019 saw flat to marginally negative performance from many managed futures programs. The benchmark Barclay Systematic Traders Index, which shows the equally-weighted average returns of nearly 400 managed futures programs, declined -0.78% over the trailing 1 year period. In comparison, the Fund’s I shares fared better, losing -0.30%.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call 800.726.3400.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 3

The past year was characterized by extreme choppiness in equities and other risk assets, which proved to be a challenging environment for the Fund’s predominantly trend-following investment style. Managed futures programs that employ a trend-following strategy have historically tended to perform well when there are large protracted price moves either up or down, but suffer when there are sudden reversals.

The second quarter of 2018, from April to June, marked a rebound for stocks after a volatile first quarter sell-off. This market reversal caused the Fund’s Trading Advisors to re-adjust from defensive positioning to a more bullish stance over the quarter, ending in flat performance for the Fund. As risk assets continued to rally in the third quarter of the year, the Fund profited from the moves through net long positions in equities.

However, the fourth quarter of 2018 saw another sharp drop in equities, driven by fears of monetary policy tightening by global central banks, as well as concerns over the impact of US-China trade tensions on economic growth. This market reversal caused losses for the Fund in October, but the Trading Advisors repositioned to a more bearishly oriented portfolio by December and generated a positive return that month, even as global stocks continued to fall.

2019 began with yet another market reversal as the Federal Reserve backtracked on its previous tightening bias, leading to a relief rally in equities. The Fund saw initial losses in January and February from its short positions in stocks and other risk assets like oil, before the portfolio moved to a more bullish stance and made gains in March.

Sector Returns

April 1, 2018 – March 31, 2019

Sector Returns are gross of Fund and Trading Advisor Fees and Expenses

Market Attribution

●	Fixed Income — Interest rate and bond futures were the largest contributors to Fund performance over the past 12 months. Most of the gains came in the first quarter of 2019 through long positions, which benefited as the Federal Reserve and the European Central Bank both signaled a shift from a tightening bias to a more accommodative monetary policy stance.

●	Energy — Oil trading was profitable during the trailing 12 months, particularly in November and December 2018, when the Fund’s short positions benefited from WTI crude oil prices falling to a low of $42 per barrel for the year. Some of these gains were given back as oil rebounded in early 2019, but the sector remained a positive contributor overall.

●	Agriculturals – Performance was mixed in agricultural commodities. The Fund maintained net short positioning through most of the period, particularly in grains. However, trends were not especially strong, leading to only a modest net gain for the Fund.

●	Metals — Choppiness in the price of both precious and industrial metals whipsawed trend-following strategies over the year. The sector finished with a small loss.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 4

●	Currencies — The Fund maintained a long US Dollar tilt over the past year against a broad range of developed market currencies. While the Dollar did appreciate consistently against the Euro, there were sharp reversals in Japanese Yen positions and Emerging Market currency positions, which detracted from performance. The sector finished with a net loss.

●	Equities — Stocks were the largest detractor from performance because the sector had the largest directional reversals over the year, with only brief trending periods in between. Investor sentiment veered sharply from bullish in the third quarter of 2018 to bearish in the fourth quarter, and then rebounded back to bullish at the start of 2019, driven in large part by major changes in central bank policy. The turning points in October 2018 and January 2019 saw the largest declines for trend-followers.

Summary

The past year saw more than its fair share of market reversals, driven by sudden shifts in central bank policy, as well as changes in the outlook for economic growth. The Fund’s largely trend-following investment strategy was whipsawed at these turning points, resulting in a small loss for the period. However, during the fourth quarter of 2018, we saw the portfolio adjust from bullish to bearish, leading to a profitable December, which was also the worst month of the year for the S&P 500. This experience shows the Fund’s potential portfolio value should a more protracted equity downturn occur in the future.

We appreciate your support and investment in the Steben Managed Futures Strategy Fund.

Sincerely,

John Dolfin

Chief Investment Officer

Steben & Company, Inc.

DEFINITIONS:

Barclay Systematic Traders Index*: An equal weighted composite of managed futures programs whose approach is at least 95% systematic. In 2018 there were 400 systematic programs included in the index. The performance of the index is net of management and incentive fees from the individual trading managers. Inception of index: 1/1987. Performance Source: BarclayHedge. Managed futures investments are subject to risks, including illiquidity, lack of a secondary market, and the volatility of the underlying commodities or futures markets traded by a particular program.

*It is not possible to invest directly in an index.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. AS WITH ANY INVESTMENT, THERE IS A POTENTIAL FOR GAIN AND A RISK OF LOSS. Returns less than one year are cumulative. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For the most recent month-end performance, please visit www.steben.com. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) for Class A, Class C, Class I and Class N shares are 2.24%, 2.99%, 1.99% and 2.24%, respectively. Performance shown at NAV does not reflect any fees or sales charges and would be lower if it did. Investors of Class C shares may be subject to a contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within 12 months of purchase. A redemption fee of 1.00% of the then-current value of the Class I and Class N shares redeemed is imposed on redemptions of shares made within 30 days of purchase (i.e., the redemption is effective on or before the 30th day following the date of purchase), subject to certain exceptions. The CDSC and redemption fee are not reflected in the quoted returns.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 5

At any given time, the Fund may not allocate to any of the managers listed and may allocate to other managers. Similarly, the Fund may allocate some or all of its assets to various sectors at any given time. Performance by Sector presents the performance for each sector traded in the Fund, over the period shown, and is gross of Fund fees.

RISK CONSIDERATIONS: There are risks involved with investing, including the possible loss of principal. The Steben Managed Futures Strategy Fund (Fund) is a non-diversified mutual fund. It invests up to 25% of its assets in a Cayman Islands subsidiary. Fund investors will bear the fees and expenses of the subsidiary. An investment in the Fund is speculative and there is no guarantee that the Fund will achieve its investment objectives. An investment in the Fund should be viewed as part of an overall investment program and should only be made by investors willing to undertake the risks involved. Diversification does not eliminate risk. Investing in commodity futures subjects the Fund to volatility as futures prices are influenced by weather, geologic and environmental factors, regulatory changes and restrictions. Investing in foreign currencies subjects the Fund to the risk that those currencies will change adversely in value relative to the US dollar. Foreign currencies also are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Trading on foreign exchanges and foreign investments including exposure to foreign currencies, involves risks not typically associated with US investments, including fluctuations in foreign currency values, adverse social and economic developments, less liquidity, greater volatility, less developed or inefficient trading markets, political instability and differing auditing and legal standards. Derivative instruments can be highly volatile, illiquid and difficult to value. The Fund’s use of derivatives such as futures, swaps, forward contracts and options contracts exposes the Fund to additional risks such as leverage risk, tracking risk, liquidity risk and counterparty default risk that it may not be subject to if it invested directly in the underlying securities. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund’s over-the-counter transactions are subject to less government regulation and supervision. The use of leverage can increase share price volatility and magnify gains or losses, as well as cause the Fund to incur additional expenses. The value of most fixed income securities and derivatives are impacted by changes in interest rates. Fixed income securities with longer durations tend to be more sensitive and more volatile than securities with shorter durations; fixed income prices generally fall as interest rates rise. Other risks include credit risk which refers to an issuer’s ability to make interest and principal payments when due. Below investment grade and high yield or junk bond debt is subject to heightened credit risk, liquidity risk, and risk of default. Investing in commodities through a controlled foreign corporation subsidiary involves taxation and regulatory risk. Where applicable, income received from commodities-related investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains. Changes in applicable foreign and domestic laws could result in the inability of the Fund and/or subsidiary to operate. There is no guarantee that any of the trading strategies used by the trading advisers retained will be successful. The adviser’s judgments about the investment expertise of each trading adviser accessed may prove to be inaccurate and may not produce the desired results.

Before investing, you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other important information about the Fund is contained in the Fund’s prospectus, which can be obtained by calling 855.775.5571 or visiting www.steben.com. Please read the prospectus carefully before investing.

Foreside Fund Services, LLC, Distributor

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 6

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Steben Managed Futures Strategy Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Steben Managed Futures Strategy Fund (the Fund), including the consolidated schedule of investments, as of March 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with custodians and brokers or other appropriate audit procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Steben investment companies since 2014.

Columbus, Ohio
May 24, 2019

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 7

Steben Managed Futures Strategy Fund
Performance Review

As of March 31, 2019 (Unaudited)

	Inception Date	Total Returns One Year	Total Returns Three Years	Average Annual Total Returns Since Inception
Class A (without maximum load)	4/1/2014	-0.55%	-1.08%	1.53%
Class A (with maximum load)	4/1/2014	-6.27%	-3.02%	0.34%
Class C	4/1/2014	-2.30%	-1.82%	0.79%
Class I	4/1/2014	-0.30%	-0.84%	1.77%
Class N	4/1/2014	-0.54%	-1.08%	1.53%
Barclay Systematic Traders Index	4/1/2014	-0.78%	-1.90%	0.75%
ICE BofA Merrill Lynch US 3-Month Treasury Bill Index	4/1/2014	2.12%	1.19%	0.74%

The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit www.steben.com. Returns less than one year are cumulative. The Fund’s annual operating expense ratio (gross) for Class A, C, I and N shares are 2.24%, 2.99%, 1.99% and 2.24%, respectively.

Performance data shown reflects the Class A maximum sales charge of 5.75%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Class C charges a contingent deferred sales charge (“CDSC”) of 1.00% on redemptions on shares held for less than one year after purchase. Class I and Class N imposes a 1.00% redemption fee on shares held for less than 30 days.

Barclay Systematic Traders Index: An equal weighted composite of managed futures programs whose approach is at least 95% systematic. In 2018 there were 400 systematic programs included in the index. The performance of the index is net of management and incentive fees from the individual trading managers. Inception of index: 1/1987. Performance Source: BarclayHedge. Managed futures investments are subject to risks, including illiquidity, lack of a secondary market, and the volatility of the underlying commodities or futures markets traded by a particular program.

ICE BofA Merrill Lynch US 3-Month Treasury Bill Index: Comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly-selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected. Inception of index: 1/1978. Performance Source: Merrill Lynch & Co, Inc. Treasury bills are subject to risks, including: interest rate risk, call risk, credit risk and reinvestment risk. Treasury bills rated below investment grade may have speculative characteristics and present additional risks.

Generally, indices are unmanaged and are not available for direct investment. One cannot invest directly in an index.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 8

Steben Managed Futures Strategy Fund
Performance Review

As of March 31, 2019 (Unaudited)

Growth of $1,000,000 Investment (Unaudited)

1,300,000
1,200,000
1,100,000
1,000,000
900,000
1,091,388
1,039,777
1,037,776
04/01/2014
07/01/2014
10/01/2014
01/01/2015
04/01/2015
07/01/2015
10/01/2015
01/01/2016
04/01/2016
07/01/2016
10/01/2016
01/01/2017
04/01/2017
07/01/2017
10/01/2017
01/01/2018
04/01/2018
07/01/2018
10/01/2018
01/01/2019
Steben Managed Futures Strategy Fund (Class I)
Barclay Systematic Traders Index
ICE BofA Merrill Lynch US 3-Month Treasury Bill Index

The Growth of $1,000,000 chart is hypothetical based upon the performance of Class I Shares for the period ended March 31, 2019. It includes the reinvestment of dividends and capital gains.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 9

Steben Managed Futures Strategy Fund
Composition of Consolidated

Schedule of Investments
As of March 31, 2019 (Unaudited)

Composition of Consolidated Schedule of Investments
(as a % of total investments) (Unaudited) March 31, 2019

Asset Backed Securities
5.23%
Bank Loans
0.88%
U.S. Government
Notes/Bonds
16.57%
Money Market Fund
4.56%
Corporate Bonds
55.42%
Commercial Paper
9.68%
Mortgage Backed
Securities
7.66%

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 10

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2019

	Maturity Date	Coupon Rate/ Yield	Principal Amount/ Shares	Value
ASSET BACKED SECURITIES: 4.00%
AmeriCredit Automobile Receivables Trust 2017-1, B	02/18/2022	2.300%	$100,000	$99,363
AmeriCredit Automobile Receivables Trust 2018-3, A2A	01/18/2022	3.110%	325,000	325,666
Capital Auto Receivables Asset Trust 2018-2, A2 (b)	02/22/2021	3.020%	180,000	180,264
Chase Issuance Trust 2012-A4, A4	08/16/2021	1.580%	150,000	149,422
CNH Equipment Trust 2015-A, A4	04/15/2021	1.850%	40,393	40,371
Dell Equipment Finance Trust 2018-1, A2B (a)(b)	10/22/2020	2.791% (1 Month LIBOR USD + 0.300%)	89,491	89,491
Discover Card Execution Note Trust 2017-6	02/15/2023	1.880%	100,000	99,062
Drive Auto Receivables Trust 2018-2, A3	06/15/2021	2.880%	75,610	75,613
Drive Auto Receivables Trust 2018-3, A3	11/15/2021	3.010%	75,000	75,048
GM Financial Automobile Leasing Trust 2017-3, A2B (a)	01/21/2020	2.728% (1 Month LIBOR USD + 0.240%)	93,273	93,274
GM Financial Automobile Leasing Trust 2018-1, A2A	04/20/2020	2.390%	101,115	101,024
GM Financial Automobile Leasing Trust 2018-3, A2A	09/21/2020	2.890%	196,286	196,463
GM Financial Consumer Automobile Receivables Trust 2018-2, A2A	05/17/2021	2.550%	195,168	194,961
Great American Auto Leasing Inc. 2019-1, A2 (b)	06/15/2021	2.970%	150,000	150,305
Navient Student Loan Trust 2018-2A, A1 (a)(b)	03/25/2067	2.726% (1 Month LIBOR USD + 0.240%)	32,639	32,634
Santander Drive Auto Receivables Trust 2017-1, C	05/16/2022	2.580%	215,000	214,413
Santander Drive Auto Receivables Trust 2018-2, A2A	10/15/2020	2.580%	70,763	70,753
SMB Private Education Loan Trust 2017-B, A1 (a)(b)	06/17/2024	2.754% (1 Month LIBOR USD + 0.270%)	107,243	107,243
Tesla Auto Lease Trust 2018-A, A (b)	12/20/2019	2.320%	35,658	35,610
Verizon Owner Trust 2017-2A, A (b)	12/20/2021	1.920%	100,000	99,440
Verizon Owner Trust 2017-3A, A1A (b)	04/20/2022	2.060%	350,000	347,679
TOTAL ASSET BACKED SECURITIES (Cost $2,774,935)				2,778,099

BANK LOANS: 0.67%
Eldorado Resorts, Inc. (a)	04/17/2024	5.026% (2 Month LIBOR USD + 2.250%)	50,000	49,500
First Data Corp. (a)	04/26/2024	4.683% (1 Month LIBOR USD + 2.000%)	125,000	124,607
Lions Gate Capital Holdings LLC (a)	03/24/2025	4.860% (1 Month LIBOR USD + 2.250%)	74,438	73,321
Michaels Stores, Inc. (a)	01/28/2023	5.146% (1 Month LIBOR USD + 2.500%)	73,957	72,355
Navistar, Inc. (a)	11/06/2024	6.238% (1 Month LIBOR USD + 3.500%)	99,000	98,547
Post Holdings, Inc. (a)	05/24/2024	4.597% (1 Month LIBOR USD + 2.000%)	47,857	47,386
TOTAL BANK LOANS (Cost $472,664)				465,716

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 11

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2019

	Maturity Date	Coupon Rate/ Yield	Principal Amount/ Shares	Value
CORPORATE BONDS: 42.36%
Accommodation and Food Services: 0.09%
MGM Resorts International	03/15/2023	6.000%	$60,000	$63,300

Administrative and Support and Waste Management and Remediation Services: 1.42%
Synchrony Bank	06/15/2022	3.000%	1,000,000	987,145

Construction: 0.17%
Hess Infrastructure Partners LP (b)	02/15/2026	5.625%	20,000	20,350
Lennar Corp.	04/30/2024	4.500%	50,000	50,710
MasTec, Inc.	03/15/2023	4.875%	5,000	5,025
PulteGroup, Inc.	01/15/2027	5.000%	40,000	39,900
				115,985
Finance and Insurance: 21.83%
AIA Group Ltd. (a)(b)(c)	09/20/2021	3.153% (3 Month LIBOR USD + 0.520%)	1,000,000	998,144
Avolon Holdings Funding Ltd. (b)(c)	01/15/2023	5.500%	25,000	25,687
Bank of America Corp. (a)	07/21/2021	3.421% (3 Month LIBOR USD + 0.660%)	1,000,000	1,002,395
Bank of America Corp. (a)	04/24/2023	3.779% (3 Month LIBOR USD + 1.000%)	1,000,000	1,007,886
BAT Capital Corp.	08/15/2024	3.222%	1,000,000	978,322
Cigna Corp. (b)	09/17/2021	3.400%	1,000,000	1,010,668
Citigroup, Inc. (a)	01/10/2020	3.573% (3 Month LIBOR USD + 0.790%)	650,000	652,460
DAE Funding LLC (b)	11/15/2021	5.250%	15,000	15,300
Danske Bank A/S (b)(c)	03/02/2020	2.200%	650,000	642,632
GE Capital International Funding (c)	11/15/2020	2.342%	1,000,000	987,501
Goldman Sachs Group, Inc/The (a)	04/25/2019	3.811% (3 Month LIBOR USD + 1.040%)	750,000	750,508
Icahn Enterprises LP	12/15/2025	6.375%	25,000	25,594
Iron Mountain U.S. Holdings, Inc. (b)	06/01/2026	5.375%	85,000	83,725
JPMorgan Chase & Co. (a)	04/25/2023	3.671% (3 Month LIBOR USD + 0.900%)	2,000,000	2,009,508
Navient Corp.	03/25/2024	6.125%	20,000	19,975
Reckitt Benckiser Treasury Services PLC (b)(c)	06/26/2024	2.750%	2,000,000	1,966,522
Refinitiv U.S. Holdings Inc. (b)	05/15/2026	6.250%	5,000	5,069
Royal Bank of Scotland Group PLC (a)(c)	05/15/2023	4.154% (3 Month LIBOR USD + 1.470%)	1,500,000	1,494,084
UBS Group Funding Switzerland AG (a)(b)(c)	08/15/2023	3.634% (3 Month LIBOR USD + 0.950%)	1,500,000	1,493,051
				15,169,031
Health Care and Social Assistance: 0.15%
HCA, Inc.	06/15/2026	5.250%	50,000	53,611
HCA, Inc.	02/01/2029	5.875%	5,000	5,387

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 12

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2019

	Maturity Date	Coupon Rate/ Yield	Principal Amount/ Shares	Value
Tenet Healthcare Corp.	07/15/2024	4.625%	$45,000	$45,113
				104,111
Information: 4.29%
AMC Networks, Inc.	08/01/2025	4.750%	125,000	124,063
CCO Holdings LLC (b)	05/01/2026	5.500%	120,000	123,900
Discovery Communications LLC	03/20/2023	2.950%	1,500,000	1,486,453
DISH DBS Corp.	11/15/2024	5.875%	35,000	29,400
DISH DBS Corp.	07/01/2026	7.750%	85,000	73,950
Equinix, Inc.	05/15/2027	5.375%	55,000	57,613
NBCUniversal Media LLC	04/01/2021	4.375%	1,000,000	1,032,182
T-Mobile USA, Inc. (b)	01/15/2024	6.500%	50,000	51,875
				2,979,436
Manufacturing: 6.68%
Abbott Laboratories	11/30/2021	2.900%	1,500,000	1,506,587
Altria Group, Inc.	05/05/2021	4.750%	250,000	259,864
BBA US Holdings, Inc. (b)	05/01/2026	5.375%	5,000	5,150
BWX Technologies, Inc. (b)	07/15/2026	5.375%	10,000	10,150
Crown Americas LLC	09/30/2026	4.250%	85,000	82,237
Dell International LLC (b)	06/15/2024	7.125%	60,000	63,623
McCormick & Co., Inc./MD	08/15/2024	3.150%	1,500,000	1,497,013
Mueller Water Products, Inc. (b)	06/15/2026	5.500%	10,000	10,150
NOVA Chemicals Corp. (b)(c)	06/01/2027	5.250%	90,000	88,313
United Technologies Corp.	08/16/2021	3.350%	1,100,000	1,114,927
				4,638,014
Mining, Quarrying, and Oil and Gas Extraction: 2.25%
EnLink Midstream Partners LP	04/01/2024	4.400%	1,000,000	990,000
Enterprise Products Operating LLC	02/15/2021	2.800%	150,000	150,108
FMG Resources August 2006 Pty Ltd. (b)(c)	05/15/2024	5.125%	100,000	99,750
Nabors Industries, Inc.	02/01/2025	5.750%	10,000	8,962
Shell International Finance BV (c)	05/11/2020	2.125%	300,000	298,499
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (b)	07/15/2027	6.500%	10,000	10,788
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (b)	01/15/2029	6.875%	5,000	5,444
				1,563,551
Professional, Scientific, and Technical Services: 2.09%
Amgen, Inc. (a)	05/11/2020	3.147% (3 Month LIBOR USD + 0.450%)	1,450,000	1,454,364

Real Estate and Rental and Leasing: 0.02%
United Rentals North America, Inc.	09/15/2026	5.875%	15,000	15,506

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 13

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2019

	Maturity Date	Coupon Rate/ Yield	Principal Amount/ Shares	Value
Retail Trade: 2.12%
CVS Health Corp.	06/01/2021	2.125%	$1,500,000	$1,473,668

Wholesale Trade: 1.25%
Allergan Funding SCS (a)(c)	03/12/2020	3.852% (3 Month LIBOR USD + 1.255%)	750,000	756,408
Blue Cube Spinco, Inc.	10/15/2023	9.750%	50,000	55,625
Standard Industries, Inc. (b)	01/15/2028	4.750%	10,000	9,550
Sunoco LP	01/15/2023	4.875%	25,000	25,397
Xerox Corp.	03/15/2023	4.125%	20,000	19,488
				866,468
TOTAL CORPORATE BONDS (Cost $29,621,984)				29,430,579

MORTGAGE BACKED SECURITIES: 5.85%
Citigroup Commercial Mortgage Trust 2015-GC27, A5	02/10/2048	3.137%	170,000	170,899
Citigroup Commercial Mortgage Trust 2015-GC33, XA (d)(e)	09/10/2058	0.935%	2,285,264	104,648
Citigroup Commercial Mortgage Trust 2017-C4, XA (d)(e)	10/12/2050	1.117%	4,464,769	306,240
Fannie Mae REMICS
Series 2012-63 (e)	06/25/2040	4.000%	3,451,240	255,102
Series 2017-60 (e)	11/25/2044	4.000%	266,404	42,337
Freddie Mac REMICS, 4495 (e)	07/15/2030	3.500%	2,159,243	229,958
Government National Mortgage Association
Series 2013-47 (e)	03/20/2043	4.000%	1,900,014	402,206
Series 2014-149 (e)	07/16/2044	4.000%	855,494	138,617
Series 2014-116 (e)	08/20/2044	4.000%	2,139,261	339,434
Series 2015-60 (e)	04/20/2045	4.000%	2,278,676	401,306
Series 2017-56 (e)	06/20/2046	4.000%	325,919	60,124
GS Mortgage Securities Trust 2013-GC16, B (d)	11/10/2046	5.161%	206,000	222,525
JPMBB Commercial Mortgage Securities Trust 2014-C24, B (d)	11/15/2047	4.116%	350,000	357,789
JPMBB Commercial Mortgage Securities Trust 2015-C31, XA (d)(e)	08/15/2048	0.942%	6,643,095	280,416
WFRBS Commercial Mortgage Trust 2013-C17, B (d)	12/15/2046	4.788%	375,000	391,317
WFRBS Commercial Mortgage Trust 2014-C22, AS (d)	09/15/2057	4.069%	350,000	364,401
TOTAL MORTGAGE BACKED SECURITIES (Cost $4,445,160)				4,067,319

SHORT-TERM INVESTMENTS: 23.55%
COMMERCIAL PAPER: 7.40%
Anheuser-Busch InBev Worldwide Inc. (b)	04/02/2019	0.083%	250,000	249,928
Brown-Forman Corp. (b)	04/02/2019	0.066%	250,000	249,926
CME Group Inc. (b)	04/03/2019	0.382%	500,000	499,833
DBS Bank Ltd. (b)(c)	05/14/2019	1.910%	400,000	398,712
Engie (b)(c)	04/11/2019	0.403%	400,000	399,648
Illinois Tool Works Inc. (b)	06/06/2019	2.420%	250,000	248,790
Mitsubishi UFJ Trust & Banking Corp. (U.S.A.) (b)	04/16/2019	0.652%	400,000	399,515
Mizuho Bank, Ltd. (b)	04/15/2019	0.549%	500,000	499,429
Nissan Motor Acceptance Corporation (b)	04/22/2019	1.430%	400,000	399,346
Prudential Public Limited Company (b)(c)	04/05/2019	0.134%	500,000	499,765

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 14

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2019

	Maturity Date	Coupon Rate/ Yield	Principal Amount/ Shares	Value
Reckitt Benckiser Treasury Services PLC (b)(c)	04/25/2019	2.123%	$500,000	$499,079
Skandinaviska Enskilda Banken AB (b)(c)	05/22/2019	2.035%	400,000	398,532
United Overseas Bank Limited (b)(c)	06/21/2019	2.411%	400,000	397,655
TOTAL COMMERCIAL PAPER (Cost $5,140,943)				5,140,158

MONEY MARKET FUND: 3.48%
STIT-Government & Agency Portfolio - Institutional Class, 2.320% (f)(g)			2,420,375	2,420,375
TOTAL MONEY MARKET FUND (Cost $2,420,375)				2,420,375

U.S. GOVERNMENT NOTES/BONDS: 12.67%
United States Treasury Note/Bond	05/15/2019	0.875%	2,250,000	2,245,683
United States Treasury Note/Bond	07/31/2019	1.375%	2,250,000	2,242,002
United States Treasury Note/Bond	08/15/2019	3.625%	1,175,000	1,180,003
United States Treasury Note/Bond	10/31/2019	1.250%	1,650,000	1,638,592
United States Treasury Note/Bond	11/30/2019	1.750%	1,500,000	1,493,262
TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $8,796,066)				8,799,542
TOTAL SHORT-TERM INVESTMENTS (Cost $16,357,384)				16,360,075

TOTAL INVESTMENTS (Cost $53,672,127): 76.43%				53,101,788
Other Assets in Excess of Liabilities, 23.57% (h)				16,374,488
TOTAL NET ASSETS, 100.00%				$69,476,276

(a)   Variable rate security. The rate reported is the rate in effect as of March 31, 2019.

(b)   Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid based on procedures approved by the Board of Trustees. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At March 31, 2019, the fair value of these securities total $12,922,665 which represents 18.60% of total net assets.

(c)   Foreign issued security. At March 31, 2019, the breakdown by country is as follows: Australia - 0.14%, Canada - 0.13%, Cayman Islands - 0.04%, Denmark - 0.92%, France - 0.57%, Hong Kong - 1.44%, Ireland - 1.42%, Luxembourg - 1.09%, Netherlands - 0.43%, Singapore - 1.15%, Sweden - 0.57%, Switzerland - 2.15%, United Kingdom - 6.42%.

(d)   Variable rate security. Coupon is based on weighted average coupon of the underlying collateral. Rate disclosed as of March 31, 2019.

(e)   Interest only. Represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

(f)    The rate quoted is the annualized seven-day effective yield as of March 31, 2019.

(g)   All or a portion of this security is held by the Steben Managed Futures Cayman Fund Ltd. See Note 1.

(h)   Includes assets to satisfy the margin requirements for derivative contracts which is included as deposits with brokers for derivative instruments on the Consolidated Statement of Assets and Liabilities. See Note 2.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 15

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2019

Forward Currency Contracts (a)
		Currency to be Received		Currency to be Delivered
Notional Amount	Forward Expiration Date	Currency Abbrv	U.S. $ Value at March 31, 2019	Currency Abbrv	U.S. $ Value on Origination Date	Value/ Unrealized Appreciation	Value/ Unrealized (Depreciation)
Purchase Contracts:
$100,000	04/08/2019	CLP	$97,945	USD	$100,000	$–	$(2,055)
100,000	04/08/2019	COP	98,964	USD	100,000	–	(1,036)
900,000	04/08/2019	KRW	894,020	USD	900,000	–	(5,980)
400,000	04/08/2019	TWD	400,827	USD	400,000	827	–
100,000	04/11/2019	CLP	97,492	USD	100,000	–	(2,508)
200,000	04/12/2019	CLP	195,930	USD	200,000	–	(4,070)
200,000	04/15/2019	CLP	195,839	USD	200,000	–	(4,161)
100,000	04/15/2019	COP	97,217	USD	100,000	–	(2,783)
900,000	04/15/2019	KRW	896,585	USD	900,000	–	(3,415)
400,000	04/15/2019	TWD	399,375	USD	400,000	–	(625)
1,560,250	04/17/2019	AUD	1,562,707	USD	1,560,250	2,457	–
889,031	04/17/2019	BRL	867,288	USD	889,031	–	(21,743)
1,039,154	04/17/2019	CAD	1,040,652	USD	1,039,154	1,498	–
2,015,459	04/17/2019	CHF	2,022,284	USD	2,015,459	6,825	–
3,118,525	04/17/2019	EUR	3,089,766	USD	3,118,525	–	(28,759)
2,449,696	04/17/2019	GBP	2,424,888	USD	2,449,696	–	(24,808)
4,435,213	04/17/2019	JPY	4,446,663	USD	4,435,213	11,450	–
1,295,161	04/17/2019	MXN	1,277,368	USD	1,295,161	–	(17,793)
1,459,245	04/17/2019	NOK	1,455,020	USD	1,459,245	–	(4,225)
1,352,847	04/17/2019	NZD	1,348,850	USD	1,352,847	–	(3,997)
682,155	04/17/2019	PLN	674,997	USD	682,155	–	(7,158)
973,521	04/17/2019	RUB	977,035	USD	973,521	3,514	–
2,409,391	04/17/2019	SEK	2,401,938	USD	2,409,391	–	(7,453)
704,259	04/17/2019	TRY	678,519	USD	704,259	–	(25,740)
873,107	04/17/2019	ZAR	867,115	USD	873,107	–	(5,992)
200,000	04/22/2019	CLP	199,512	USD	200,000	–	(488)
100,000	04/22/2019	COP	98,760	USD	100,000	–	(1,240)
900,000	04/22/2019	KRW	897,087	USD	900,000	–	(2,913)
400,000	04/22/2019	TWD	400,106	USD	400,000	106	–
308,181	06/19/2019	TRY	301,492	USD	308,181	–	(6,689)
Total Purchase Contracts			30,406,241		30,565,195	26,677	(185,631)

Sale Contracts:
$800,000	04/01/2019	USD	$792,161	RUB	$800,000	$7,839	$–
800,000	04/02/2019	USD	792,237	RUB	800,000	7,763	–
100,000	04/08/2019	USD	96,743	CLP	100,000	3,257	–
100,000	04/08/2019	USD	97,380	COP	100,000	2,620	–
900,000	04/08/2019	USD	892,410	KRW	900,000	7,590	–
400,000	04/08/2019	USD	400,555	TWD	400,000	–	(555)
100,000	04/11/2019	USD	97,950	CLP	100,000	2,050	–
200,000	04/12/2019	USD	197,535	CLP	200,000	2,465	–
200,000	04/15/2019	USD	195,945	CLP	200,000	4,055	–
100,000	04/15/2019	USD	98,986	COP	100,000	1,014	–
900,000	04/15/2019	USD	894,134	KRW	900,000	5,866	–
400,000	04/15/2019	USD	401,064	TWD	400,000	–	(1,064)
2,614,736	04/17/2019	USD	2,621,084	AUD	2,614,736	–	(6,348)
949,208	04/17/2019	USD	941,263	BRL	949,208	7,945	–

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 16

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2019

Forward Currency Contracts (a)
		Currency to be Received		Currency to be Delivered
Notional Amount	Forward Expiration Date	Currency Abbrv	U.S. $ Value at March 31, 2019	Currency Abbrv	U.S. $ Value on Origination Date	Value/ Unrealized Appreciation	Value/ Unrealized (Depreciation)
$2,364,437	04/17/2019	USD	$2,358,313	CAD	$2,364,437	$6,124	$–
3,563,376	04/17/2019	USD	3,581,758	CHF	3,563,376	–	(18,382)
6,798,055	04/17/2019	USD	6,763,779	EUR	6,798,055	34,276	–
2,468,938	04/17/2019	USD	2,437,925	GBP	2,468,938	31,013	–
4,391,433	04/17/2019	USD	4,410,511	JPY	4,391,433	–	(19,078)
199,691	04/17/2019	USD	197,743	MXN	199,691	1,948	–
2,496,821	04/17/2019	USD	2,492,330	NOK	2,496,821	4,491	–
1,344,236	04/17/2019	USD	1,342,038	NZD	1,344,236	2,198	–
1,685,957	04/17/2019	USD	1,673,160	PLN	1,685,957	12,797	–
183,826	04/17/2019	USD	183,070	RUB	183,826	756	–
3,503,572	04/17/2019	USD	3,513,507	SEK	3,503,572	–	(9,935)
687,852	04/17/2019	USD	678,519	TRY	687,852	9,333	–
806,902	04/17/2019	USD	809,722	ZAR	806,902	–	(2,820)
200,000	04/22/2019	USD	195,871	CLP	200,000	4,129	–
100,000	04/22/2019	USD	97,222	COP	100,000	2,778	–
900,000	04/22/2019	USD	896,770	KRW	900,000	3,230	–
400,000	04/22/2019	USD	399,495	TWD	400,000	505	–
200,000	04/29/2019	USD	199,602	CLP	200,000	398	–
100,000	04/29/2019	USD	98,790	COP	100,000	1,210	–
900,000	04/29/2019	USD	897,251	KRW	900,000	2,749	–
400,000	04/29/2019	USD	400,306	TWD	400,000	–	(306)
16,679	06/19/2019	USD	16,657	TRY	16,679	22	–
Total Sale Contracts			42,163,786		42,275,719	170,421	(58,488)
Total Forward Currency Contracts			$(11,757,545)		$(11,710,524)	$197,098	$(244,119)
Net Unrealized Depreciation							$(47,021)

Currency abbreviations:
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	NOK	Norwegian Krone
CAD	Canadian Dollar	NZD	New Zealand Dollar
CHF	Swiss Franc	PLN	Polish Zloty
CLP	Chilean Peso	RUB	Russian Ruble
COP	Columbian Peso	SEK	Swedish Krona
EUR	Euro	TRY	Turkish Lira
GBP	British Pound	TWD	New Taiwan Dollar
JPY	Japanese Yen	USD	U.S. Dollar
KRW	South Korea Won	ZAR	South African Rand

(a)	Deutsche Bank is the counterparty for all open forward currency exchange contracts held by the Fund as of March 31, 2019.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 17

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2019

Futures Contracts
Description	Notional Amount	Number of Contracts Purchased / (Sold)	Expiration Month-Year	Value/ Unrealized Appreciation	Value/ Unrealized (Depreciation)
Purchase Contracts:
LME Aluminium (a)(b)	$47,325	1	Apr-19	$-	$(107)
LME Lead (a)(b)	50,038	1	Apr-19	-	(1,909)
LME Nickel (a)(b)	77,379	1	Apr-19	-	(1,791)
LME Zinc (a)(b)	74,994	1	Apr-19	8,327	-
LME Aluminium (a)(b)	47,341	1	Apr-19	-	(403)
LME Lead (a)(b)	50,048	1	Apr-19	-	(2,792)
LME Aluminium (a)(b)	47,417	1	Apr-19	951	-
LME Lead (a)(b)	50,103	1	Apr-19	-	(1,833)
LME Nickel (a)(b)	154,868	2	Apr-19	19,140	-
LME Zinc (a)(b)	74,825	1	Apr-19	12,710	-
LME Nickel (a)(b)	77,462	1	Apr-19	8,939	-
LME Zinc (a)(b)	74,652	1	Apr-19	12,975	-
Low Sulfur Gasoil (a)	60,525	1	Apr-19	-	(1,177)
Omxs30 Index	515,566	31	Apr-19	2,777	-
Amsterdam Index	860,516	7	Apr-19	10,534	-
CAC40 10 Euro	2,217,609	37	Apr-19	3,654	-
LME Zinc (a)(b)	74,244	1	Apr-19	9,704	-
Wti Crude (a)	0	0	Apr-19	-	(4,668)
LME Zinc (a)(b)	74,191	1	Apr-19	8,826	-
LME Lead (a)(b)	50,239	1	Apr-19	-	(2,076)
Sgx Nifty 50	350,265	15	Apr-19	4,776	-
FTSE China A50	105,000	8	Apr-19	3,656	-
Hang Seng Index	2,592,870	14	Apr-19	34,627	-
HSCEI	1,086,695	15	Apr-19	6,488	-
Mini H-Shr Index	14,489	1	Apr-19	129	-
Mini Hsi Index	185,205	5	Apr-19	2,720	-
Msci Sing Index Ets	26,541	1	Apr-19	315	-
Msci Taiwan Index	390,700	10	Apr-19	4,163	-
Brent Crude (a)	1,013,700	15	Apr-19	-	(1,983)
Gasoline Rbob (a)	790,650	10	Apr-19	5,070	-
Live Cattle (a)	50,280	1	Apr-19	-	(453)
LME Zinc (a)(b)	74,058	1	May-19	5,368	-
Cocoa (a)	22,506	1	May-19	207	-
Wti Crude (a)	361,680	6	May-19	11,288	-
LME Aluminium (a)(b)	47,560	1	May-19	895	-
LME Lead (a)(b)	50,300	1	May-19	-	(2,339)
LME Aluminium (a)(b)	47,579	1	May-19	-	(411)
LME Nickel (a)(b)	77,758	1	May-19	116	-
LME Aluminium (a)(b)	47,636	1	May-19	-	(204)
LME Lead (a)(b)	50,321	1	May-19	-	(2,657)
Copper (a)	880,800	12	May-19	-	(1,262)
Gasoline Rbob (a)	313,824	4	May-19	4,859	-
Euro Buxl 30Y Bond	644,987	3	Jun-19	30,959	-
Euro-Bobl	15,383,102	103	Jun-19	74,730	-
Euro-BTP	3,921,309	27	Jun-19	56,778	-
Euro-Bund	11,568,752	62	Jun-19	156,898	-

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 18

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2019

Futures Contracts
Description	Notional Amount	Number of Contracts Purchased / (Sold)	Expiration Month-Year	Value/ Unrealized Appreciation	Value/ Unrealized (Depreciation)
Euro-Oat	$6,204,182	34	Jun-19	$154,457	$-
Euro-Schatz	4,647,516	37	Jun-19	8,692	-
Short-Term Euro-BTP	1,369,663	11	Jun-19	3,025	-
LME Nickel (a)(b)	77,863	1	Jun-19	-	(709)
10Yr Mini JGB	5,255,472	38	Jun-19	18,858	-
Japanese 10Y Bond (Ose)	6,915,095	5	Jun-19	24,315	-
LME Copper (a)(b)	162,213	1	Jun-19	3,854	-
Lean Hogs (a)	177,100	5	Jun-19	-	(12,929)
LME Copper (a)(b)	162,208	1	Jun-19	1,418	-
Aust 10Y Bond	10,822,039	110	Jun-19	48,285	-
Aust 3Yr Bond	7,423,633	92	Jun-19	32,577	-
Dollar Index	290,535	3	Jun-19	2,584	-
Mexican Peso	432,225	17	Jun-19	-	(2,480)
Canadian 10Yr Bond	5,722,453	55	Jun-19	89,693	-
Cboe Vix (a)	16,675	1	Jun-19	-	(177)
LME Copper (a)(b)	972,975	6	Jun-19	7,190	-
LME Nickel (a)(b)	77,910	1	Jun-19	-	(469)
U.S. 10Yr Note (CBT)	15,154,688	122	Jun-19	84,390	-
U.S. 10Yr Ultra	1,593,375	12	Jun-19	29,488	-
U.S. Ultra Bond (CBT)	840,000	5	Jun-19	27,213	-
S&P/Tsx 60 Index	1,575,650	11	Jun-19	2,259	-
Spi 200	1,533,603	14	Jun-19	-	(1,150)
U.S. Long Bond (CBT)	7,632,469	51	Jun-19	92,988	-
Wti Crude (a)	60,400	1	Jun-19	118	-
Dax Index	0	0	Jun-19	-	(674)
DJIA Mini e-CBOT	777,990	6	Jun-19	9,950	-
E-Mini Russ 2000	154,380	2	Jun-19	-	(135)
Euro Stoxx 50	770,780	21	Jun-19	296	-
FTSE 100 Index	563,560	6	Jun-19	-	(1,072)
FTSE/Mib	116,332	1	Jun-19	2,501	-
Mini FTSE/Mib	23,266	1	Jun-19	534	-
MSCI Emerging Markets	52,870	1	Jun-19	329	-
Nasdaq 100 E-Mini	1,776,120	12	Jun-19	22,369	-
S&P500 E-mini	2,412,130	17	Jun-19	33,274	-
STOXX 600 Utilities	17,415	1	Jun-19	162	-
Stoxx Europe 600	83,526	4	Jun-19	1,088	-
Long Gilt	8,256,441	49	Jun-19	85,867	-
Natural Gas (a)	110,880	4	Jun-19	-	(1,418)
Live Cattle (a)	761,600	16	Jun-19	-	(10,662)
U.S. 2Yr Note (CBT)	7,671,375	36	Jun-19	8,296	-
U.S. 5Yr Note (CBT)	16,331,766	141	Jun-19	14,719	-
Low Sulfur Gasoil (a)	61,150	1	Jul-19	-	(526)
Lean Hogs (a)	73,760	2	Jul-19	1,095	-
Natural Gas (a)	83,910	3	Jul-19	-	(5,016)
Platinum (a)	42,705	1	Jul-19	-	(732)
Lean Hogs (a)	37,220	1	Aug-19	798	-
Gold 100 Oz (a)	130,450	1	Aug-19	68	-
Live Cattle (a)	46,270	1	Aug-19	-	(1,212)

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 19

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2019

Futures Contracts
Description	Notional Amount	Number of Contracts Purchased / (Sold)	Expiration Month-Year	Value/ Unrealized Appreciation	Value/ Unrealized (Depreciation)
90-Day Bank Bill	$21,221,423	30	Sep-19	$8,000	$-
90-Day Euro$	5,364,700	22	Sep-19	4,668	-
Bank Acceptance	8,986,633	49	Sep-19	14,444	-
Mill Wheat Euro (a)	9,942	1	Sep-19	-	(197)
Natural Gas (a)	28,130	1	Sep-19	1,348	-
Brent Crude (a)	66,130	1	Oct-19	-	(581)
Live Cattle (a)	140,190	3	Oct-19	-	(2,307)
Ny Harb Ulsd (a)	84,966	1	Nov-19	4,362	-
Ice Ecx Emission (a)	24,163	1	Dec-19	-	(1,396)
3 Mo Euro EURIBOR	562,616	2	Dec-19	722	-
90-Day Euro$	18,294,375	75	Dec-19	29,748	-
90Day Sterling	5,004,624	31	Dec-19	5,591	-
Mill Wheat Euro (a)	10,138	1	Dec-19	-	(127)
Bank Acceptance	367,101	2	Mar-20	1,139	-
90Day Sterling	11,141,009	69	Mar-20	5,043	-
3 Mo Euro EURIBOR	562,532	2	Mar-20	532	-
90-Day Bank Bill	33,256,762	47	Mar-20	4,902	-
90-Day Euro$	15,141,175	62	Mar-20	-	(14,801)
90-Day Bank Bill	1,415,249	2	Jun-20	-	(1)
90-Day Euro$	2,933,250	12	Jun-20	-	(4,093)
3 Mo Euro EURIBOR	843,083	3	Dec-20	868	-
90Day Sterling	7,095,815	44	Mar-21	716	-
3 Mo Euro EURIBOR	280,916	1	Mar-21	462	-
90-Day Euro$	8,075,100	33	Mar-21	-	(13,200)
90-Day Euro$	1,712,813	7	Jun-21	5,527	-
90Day Sterling	7,730,730	48	Mar-22	-	(391)
90-Day Euro$	6,358,625	26	Mar-22	-	(9,100)
3 Mo Euro EURIBOR	280,243	1	Jun-22	-	(14)
90-Day Euro$	733,500	3	Jun-22	1,783	-
90-Day Euro$	488,450	2	Jun-23	1,547	-
Total Purchase Contracts				1,406,731	(111,634)

Sale Contracts:
LME Aluminium (a)(b)	$(47,325)	(1)	Apr-19	$-	$(1,252)
LME Lead (a)(b)	(50,038)	(1)	Apr-19	1,787	-
LME Nickel (a)(b)	(77,379)	(1)	Apr-19	-	(13,961)
LME Zinc (a)(b)	(74,994)	(1)	Apr-19	-	(12,809)
LME Aluminium (a)(b)	(47,341)	(1)	Apr-19	-	(1,930)
LME Lead (a)(b)	(50,048)	(1)	Apr-19	-	(1,063)
LME Aluminium (a)(b)	(47,417)	(1)	Apr-19	-	(1,076)
LME Lead (a)(b)	(50,103)	(1)	Apr-19	1,814	-
LME Nickel (a)(b)	(154,868)	(2)	Apr-19	-	(8,849)
LME Zinc (a)(b)	(74,825)	(1)	Apr-19	-	(13,277)
LME Nickel (a)(b)	(77,462)	(1)	Apr-19	-	(8,710)
LME Zinc (a)(b)	(74,652)	(1)	Apr-19	-	(12,561)
White Sugar (ICE) (a)	(16,240)	(1)	Apr-19	1,304	-
Cboe Vix (a)	(121,800)	(8)	Apr-19	3,761	-
VSTOXX (a)	(1,716)	(1)	Apr-19	44	-

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 20

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2019

Futures Contracts
Description	Notional Amount	Number of Contracts Purchased / (Sold)	Expiration Month-Year	Value/ Unrealized Appreciation	Value/ Unrealized (Depreciation)
Ibex 35 Index	$(206,143)	(2)	Apr-19	$-	$(147)
LME Zinc (a)(b)	(74,191)	(1)	Apr-19	-	(7,711)
LME Lead (a)(b)	(50,239)	(1)	Apr-19	2,477	-
Natural Gas (a)	(212,960)	(8)	Apr-19	7,663	-
LME Lead (a)(b)	(50,259)	(1)	Apr-19	1,951	-
FTSE Klci	(40,318)	(2)	Apr-19	-	(264)
Ny Harb Ulsd (a)	(165,597)	(2)	Apr-19	-	(566)
Sugar #11 (World) (a)	(56,134)	(4)	Apr-19	-	(100)
Cotton No.2 (a)	(116,415)	(3)	May-19	-	(8,164)
Low Sulfur Gasoil (a)	(364,350)	(6)	May-19	-	(482)
Mill Wheat Euro (a)	(31,255)	(3)	May-19	-	(46)
Corn (a)	(1,265,575)	(71)	May-19	68,265	-
Kc Hrw Wheat (a)	(43,000)	(2)	May-19	6,295	-
Red Wheat (a)	(27,738)	(1)	May-19	686	-
Soybean (a)	(707,400)	(16)	May-19	16,761	-
Soybean Meal (a)	(275,850)	(9)	May-19	1,798	-
Soybean Oil (a)	(153,144)	(9)	May-19	7,070	-
Wheat (a)	(1,029,938)	(45)	May-19	63,092	-
Cocoa (a)	(45,600)	(2)	May-19	-	(2,016)
Lumber (a)	(39,622)	(1)	May-19	1,582	-
Coffee ‘C’ (a)	(460,688)	(13)	May-19	50,614	-
LME Aluminium (a)(b)	(47,560)	(1)	May-19	50	-
LME Lead (a)(b)	(50,300)	(1)	May-19	435	-
Cboe Vix (a)	(65,300)	(4)	May-19	-	(569)
LME Aluminium (a)(b)	(47,579)	(1)	May-19	-	(903)
Coff Robusta 10Tn (a)	(87,360)	(6)	May-19	5,370	-
LME Aluminium (a)(b)	(47,636)	(1)	May-19	245	-
LME Lead (a)(b)	(50,321)	(1)	May-19	2,297	-
Natural Gas (a)	(189,910)	(7)	May-19	5,265	-
Silver (a)	(2,568,700)	(34)	May-19	11,245	-
Ny Harb Ulsd (a)	(82,942)	(1)	May-19	-	(523)
Low Sulfur Gasoil (a)	(60,950)	(1)	Jun-19	-	(401)
Kospi2 Index	(244,208)	(4)	Jun-19	-	(457)
LME Copper (a)(b)	(162,213)	(1)	Jun-19	-	(315)
Nikkei 225 (CME)	(212,850)	(2)	Jun-19	-	(3,480)
Nikkei 225 (Ose)	(191,374)	(1)	Jun-19	358	-
Nikkei 225 (Sgx)	(861,184)	(9)	Jun-19	1,067	-
Nikkei 225 Mini	(76,550)	(4)	Jun-19	-	(544)
Topix Index	(1,292,791)	(9)	Jun-19	-	(8,686)
Yen Denom Nikkei	(191,825)	(2)	Jun-19	-	(3,204)
Crude Palm Oil (a)	(51,586)	(4)	Jun-19	1,141	-
LME Copper (a)(b)	(162,208)	(1)	Jun-19	-	(3,829)
AUD/USD Currency	(2,488,150)	(35)	Jun-19	-	(12,247)
BP Currency	(1,142,400)	(14)	Jun-19	9,595	-
Chf Currency	(1,769,950)	(14)	Jun-19	-	(19,034)
E-Micro EUR/USD	(14,111)	(1)	Jun-19	124	-
Euro E-Mini	(70,553)	(1)	Jun-19	620	-
Euro FX Currency	(7,760,844)	(55)	Jun-19	49,014	-

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 21

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2019

Futures Contracts
Description	Notional Amount	Number of Contracts Purchased / (Sold)	Expiration Month-Year	Value/ Unrealized Appreciation	Value/ Unrealized (Depreciation)
Euro/Jpy	$(1,262,136)	(9)	Jun-19	$14,668	$-
Japanese Yen Currency	(3,971,844)	(35)	Jun-19	-	(9,028)
New Zealand $	(204,570)	(3)	Jun-19	1,230	-
Canadian Dollar Currency	(2,025,810)	(27)	Jun-19	-	(1,431)
LME Lead (a)(b)	(50,420)	(1)	Jun-19	627	-
LME Aluminium (a)(b)	(334,425)	(7)	Jun-19	-	(8,181)
LME Copper (a)(b)	(324,325)	(2)	Jun-19	-	(8,185)
LME Nickel (a)(b)	(77,910)	(1)	Jun-19	-	(2,430)
LME Zinc (a)(b)	(73,257)	(1)	Jun-19	-	(2,410)
MSCI Eafe	(186,640)	(2)	Jun-19	-	(2,858)
S&P Mid 400 E-mini	(380,200)	(2)	Jun-19	-	(4,263)
STOXX 600 Bank	(7,533)	(1)	Jun-19	22	-
LME Aluminium (a)(b)	(95,590)	(2)	Jun-19	43	-
Brent Crude (a)	(66,940)	(1)	Jun-19	789	-
Gasoline Rbob (a)	(77,784)	(1)	Jun-19	-	(283)
Sugar #11 (World) (a)	(155,848)	(11)	Jun-19	-	(3,810)
Cotton No.2 (a)	(78,310)	(2)	Jul-19	-	(880)
Canola (a)	(6,928)	(1)	Jul-19	556	-
Corn (a)	(677,563)	(37)	Jul-19	13,289	-
Kc Hrw Wheat (a)	(21,888)	(1)	Jul-19	3,148	-
Soybean (a)	(718,200)	(16)	Jul-19	4,671	-
Soybean Meal (a)	(93,000)	(3)	Jul-19	954	-
Soybean Oil (a)	(17,214)	(1)	Jul-19	1,030	-
Crude Palm Oil (a)	(13,142)	(1)	Jul-19	144	-
Cocoa (a)	(21,959)	(1)	Jul-19	-	(665)
Cboe Vix (a)	(33,850)	(2)	Jul-19	797	-
White Maize (a)	(20,390)	(1)	Jul-19	-	(338)
Coff Robusta 10Tn (a)	(14,710)	(1)	Jul-19	198	-
Copper (a)	(147,100)	(2)	Jul-19	-	(391)
Gold 100 Oz (a)	(1,298,500)	(10)	Aug-19	-	(41,836)
Soybean (a)	(45,950)	(1)	Nov-19	2,123	-
Corn (a)	(38,475)	(2)	Dec-19	1,683	-
SX5E Dividend Index	(13,629)	(1)	Dec-19	-	(170)
Total Sale Contracts				369,762	(236,335)
Total Futures Contracts				$1,776,493	$(347,969)
Net Unrealized Appreciation				$1,428,524

(a)	Contract held by Steben Managed Futures Cayman Fund Ltd. See Note 1.

(b)	London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 22

Steben Managed Futures Strategy Fund

Consolidated Statement of Assets and Liabilities

March 31, 2019

ASSETS
Investments, at fair value (Cost $53,672,127)	$53,101,788
Foreign currency, at value (Cost $4,350,243)	4,320,486
Deposits with brokers for futures (Note 2)	9,924,881
Deposits with brokers for forwards (Note 2)	1,644,198
Interest receivable	316,112
Receivable for variation margin on futures contracts	15,566
Receivable for capital shares sold	580,775
Receivable from brokers	10,624
Total Assets	69,914,430

LIABILITIES
Payable for distribution fees	3,097
Payable for capital shares redeemed	57,529
Payable for investment securities purchased	198,786
Payable for investment management fees (Note 5)	102,633
Payable for operating services fees (Note 5)	14,075
Net unrealized depreciation on forward currency contracts (Note 3)	47,021
Payable for unsettled open futures contracts	15,013
Total Liabilities	438,154

NET ASSETS	$69,476,276

Net assets consist of:
Paid in capital	$70,506,587
Total distributable earnings (deficit)	(1,030,311)
NET ASSETS	$69,476,276

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 23

Steben Managed Futures Strategy Fund

Consolidated Statement of Assets and Liabilities

March 31, 2019

Net Assets
Class A	$1,963,946
Class C	1,006,319
Class I	58,269,746
Class N	8,236,265

Shares Issued and Outstanding (unlimited shares authorized, no par value)
Class A	225,191
Class C	120,068
Class I	6,599,622
Class N	944,680

Net Asset Value, redemption and offering price per share
Class A(1)	$8.72
Maximum Offering Price Per Share (net asset value per share divided by 0.9425)(2)	9.25
Class C(3)	8.38
Class I(4)	8.83
Class N(4)	8.72

(1)       A contingent deferred sales charge (CDSC) of 1.00% may be imposed on share purchases of $1 million or more that are redeemed within 6 months of purchase and 0.75% on shares redeemed between 6 and 18 months of purchase.

(2)       Reflects a maximum sales charge of 5.75%.

(3)       A CDSC of 1.00% may be imposed on share purchases that are redeemed within 12 months of purchase.

(4)       A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 24

Steben Managed Futures Strategy Fund
Consolidated Statement of Operations
For the Year Ended March 31, 2019

INVESTMENT INCOME
Interest income	$2,037,963

EXPENSES
Management fees (Note 5)	1,320,646
Distribution fees - Class A (Note 5)	7,280
Distribution fees - Class C (Note 5)	12,601
Distribution fees - Class N (Note 5)	27,255
Operating services fee (Note 5)	181,118
TOTAL EXPENSES	1,548,900
NET INVESTMENT INCOME	489,063

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS, AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments	(131,905)
Forward currency contracts	(781,888)
Futures contracts	(842,354)
Foreign currency	(577,492)

Change in unrealized appreciation/depreciation on:
Investments	83,902
Forward currency contracts	42,815
Futures contracts	1,293,017
Foreign currency	(42,291)

NET REALIZED AND UNREALIZED LOSS	(956,196)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(467,133)

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 25

Steben Managed Futures Strategy Fund

Consolidated Statements of Changes in Net Assets

	Year Ended March 31, 2019	Year Ended March 31, 2018
FROM OPERATIONS
Net investment income (loss)	$489,063	$(320,280)

Realized gain (loss) on:
Investments	(131,905)	(234,851)
Forward currency contracts	(781,888)	(958,166)
Futures contracts	(842,354)	(723,475)
Foreign currency	(577,492)	352,816
Change in unrealized appreciation/depreciation on:
Investments	83,902	(671,907)
Forward currency contracts	42,815	(41,210)
Futures contracts	1,293,017	637,272
Foreign currency	(42,291)	(11,946)
Net Decrease in Net Assets from Operations	(467,133)	(1,971,747)
FROM DISTRIBUTIONS
Net distributions to shareholders:
Class A	(7,457)	(313,581)
Class C	(3,480)	(135,955)
Class I	(173,897)	(5,293,212)
Class N	(34,229)	(845,029)
Net Decrease in Net Assets from Distributions Paid	(219,063)	(6,587,777)*
FROM CAPITAL TRANSACTIONS
Proceeds from sales of shares	18,971,243	23,966,693
Net asset value of shares issued in reinvestment of distributions to shareholders	216,726	6,524,343
Payments for shares redeemed	(24,586,445)	(29,325,485)
Redemption fees	2,125	437
Net Increase (Decrease) in Net Assets from Capital Transactions	(5,396,351)	1,165,988

Total Decrease in Net Assets	(6,082,547)	(7,393,536)

NET ASSETS
Beginning of year	75,558,823	82,952,359
End of year	$69,476,276	$75,558,823 **

* Represents net realized gain distributions of $6,587,777.

** Includes accumulated net investment income of $1,165,433.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 26

Steben Managed Futures Strategy Fund

Notes to Consolidated Financial Statements

March 31, 2019

1. Organization

The Steben Managed Futures Strategy Fund (the “Fund”) is a separate operating series of Steben Alternative Investment Funds (the “Trust”), a Delaware statutory trust since February 14, 2013, that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified open-end management investment company. The Fund’s investment objective is to achieve positive long term absolute returns with low correlation to broad equity and fixed income market returns. The Fund seeks to achieve its investment objective by pursuing a managed futures strategy which intends to capture absolute returns in the commodity and financial futures markets (equity, interest rate and currency) by investing in futures contracts (such as currency futures, futures on broad-based security indices and futures on commodities), foreign currency transactions (such as U.S. and foreign spot currencies and currency forward contracts), and options on futures and swaps collectively, (“Derivative Instruments”).

The Fund may invest in Derivative Instruments directly or it may invest up to 25% of its total assets (measured at the time of purchase) in a wholly owned and controlled subsidiary, Steben Managed Futures Cayman Fund Ltd. (“SMFCF”), formed under the laws of the Cayman Islands, to pursue its managed futures strategy through investments in Derivative Instruments. SMFCF is advised by Steben & Company, Inc. (the “Investment Manager”) and has the same investment objective as the Fund. The consolidated financial statements of the Fund include the investment activity and financial statements of SMFCF. All intercompany accounts and transactions have been eliminated in consolidation. Because the Fund may invest a substantial portion of its assets in the subsidiary, the Fund may be considered to be investing indirectly in some of those investments through the subsidiary. As of March 31, 2019, the fair value of the Fund’s investments (or net assets) held by SMFCF was $8,909,510, (representing 12.74% of the Fund’s total assets). SMFCF acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment policies specified in the Fund’s Prospectus and Statement of Additional Information. See Note 2.

The Fund utilizes managers who employ a variety of managed futures trading strategies (“Trading Advisors”). The managed futures strategies in which the Fund typically seeks exposure includes the following investment styles: (1) trend following, (2) short-term systematic and discretionary trading, and (3) counter-trend or mean reversion strategies. The Investment Manager expects the managed futures programs employed by the Trading Advisors to have a wide variety of different trading styles across a broad range of financial markets and asset classes. Managed futures strategies typically invest either long or short in one or a combination of Derivative Instruments for both speculative and hedging purposes, each of which may be tied to (a) agricultural products, (b) currencies, (c) equity (stock market) indices, (d) energy, (e) fixed income and interest rates, (f) metals or (g) other commodities.

The Fund invests generally between 60% to 80% of its assets directly in fixed income investments to generate returns and interest income, diversifying the returns of the Fund’s investments in managed futures. The Investment Manager allocates these assets to Principal Global Investors, LLC (the “Sub-Adviser”), who invests primarily in investment grade securities, which the Fund defines as those that have a rating, at the time purchased, by Moody’s Investors Service, Inc. of Baa3/P-3 or higher; by Standard & Poor’s Ratings Group of BBB-/A-3 or higher; or by Fitch Ratings of BBB-/F3 or higher; or, if unrated, determined by the Investment Manager or the Sub-Adviser to be of comparable quality. The Fund also may invest up to ten percent of its assets in lower quality fixed income securities, known as “high yield” or “junk” bonds, which are rated lower than investment grade securities. The fixed income portion of the Fund’s portfolio is invested without restriction as to issuer country, type of entity, capitalization or the maturity of individual securities. The Fund does not maintain any particular average maturity of its fixed income investments.

The Fund currently offers Class A, Class C, Class I and Class N shares of beneficial interest, with no par value per share. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front-end sales load of 5.75% and a maximum deferred sales charge of 1.00%, Class C shares have a maximum deferred sales charge of 1.00%, and Class I and Class N shares have a redemption fee of 1.00% if sold within 30 days, (ii) Class A and Class N shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) Class A, Class C and Class N shares require a minimum initial investment of $2,500 with a minimum subsequent investment of $100 and Class I shares require a minimum initial investment of $1,000,000 with a minimum subsequent investment of $25,000; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees (the “Board” and each member a “Trustee”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date. All classes of the Fund commenced operations on April 1, 2014.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 27

Steben Managed Futures Strategy Fund

Notes to Consolidated Financial Statements

March 31, 2019

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges, except as to class-specific rights and privileges described above.

2.	Summary of Significant Accounting Policies and Practices

a.       Basis of Accounting | The accounting and reporting policies of the Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

b.       Valuation |

Share Valuation. The price of Fund shares is based on the Net Asset Value (“NAV”) per share of each class of the Fund. The Fund determines the NAV of its shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the regular trading session (typically 4:00 p.m. ET), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Fund is not required to recalculate its NAV.

Investment Valuation. The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 28

Steben Managed Futures Strategy Fund

Notes to Consolidated Financial Statements

March 31, 2019

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Fund values portfolio securities for which market quotations are readily available at market value; however, the Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.

Both the latest transaction prices and adjustments are furnished by independent pricing services, subject to supervision by the Board. The Fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (the “Pricing and Valuation Procedures”) approved by the Board. The Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Pursuant to the Pricing and Valuation Procedures, the Board has delegated the day-to-day responsibility for applying and administering these procedures to a valuation committee comprised of employees of the Investment Manager (the “Valuation Committee”) subject to the Board’s oversight. The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Pricing and Valuation Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, the Investment Manager checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). The Investment Manager compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. The Investment Manager documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for the Fund. Fair value pricing methods, Pricing and Valuation Procedures and pricing services can change from time to time as approved by the Board, and may occur as a result of look-back testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by the Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

Domestic Exchange Traded Equity Securities – Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 29

Steben Managed Futures Strategy Fund

Notes to Consolidated Financial Statements

March 31, 2019

Foreign Equity Securities – If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Fund may fair value a security if certain events occur between the time trading ends on a particular security and the Fund’s NAV calculation. The Fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer-specific event has occurred that the Investment Manager determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Investment Manager also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the NAV of the Fund’s shares is determined only on business days of the Fund, the value of the portfolio securities of the Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy.

Fixed Income Securities – Government bonds, corporate bonds, asset-backed bonds, mortgage-backed bonds, municipal bonds, commercial paper, bank loans and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures. Fixed income securities are generally categorized in Level 2 of the fair value hierarchy.

Forward Currency Contracts - The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Adviser would otherwise recommend, to the possible detriment of the Fund. Forward contracts are generally categorized as Level 2 of the fair value hierarchy.

Futures and Options – Futures and options are valued on the basis of market quotations, if available. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures. Futures are generally categorized as Level 1 of the fair value hierarchy. Options are generally categorized as Level 2 of the fair value hierarchy.

Investment Companies and ETFs – Investments in other investment companies are valued at their reported net asset value. In addition, investments in ETFs are valued on the basis of market quotations, if available.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Fund early adopted the removed or modified disclosures. Management does not believe that adoption of the remaining updates will materially impact the Fund’s financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 30

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2019

The following table summarizes the Fund’s consolidated investments and other financial instruments as of March 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset Backed Securities	$-	$2,778,099	$-	$2,778,099
Bank Loans	-	465,716	-	465,716
Corporate Bonds	-	29,430,579	-	29,430,579
Mortgage Backed Securities	-	4,067,319	-	4,067,319
Total Long-Term Investments	$-	$36,741,713	$-	$36,741,713

Short-Term Investments
Commercial Paper	$-	$5,140,158	$-	$5,140,158
Money Market Fund	2,420,375	-	-	2,420,375
U.S. Government Notes/Bonds	-	8,799,542	-	8,799,542
Total Short-Term Investments	$2,420,375	$13,939,700	$-	$16,360,075

Total Investments	$2,420,375	$50,681,413	$-	$53,101,788

Forward Currency Contracts
Long Forward Currency Contracts	$-	$(158,954)	$-	$(158,954)
Short Forward Currency Contracts	-	111,933	-	111,933
Total Forward Currency Contracts	$-	$(47,021)	$-	$(47,021)

Futures Contracts
Long Futures Contracts	$1,295,097	$-	$-	$1,295,097
Short Futures Contracts	133,427	-	-	133,427
Total Futures Contracts	$1,428,524	$-	$-	$1,428,524

The Fund discloses transfers between levels based on valuations at the end of the reporting period. During the fiscal year ended March 31, 2019, there were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy.

c.	Investment Strategies |

Derivative Investments. The Fund and the Subsidiary invest their assets in Derivative Instruments. The Fund's and Subsidiary’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The Subsidiary will comply with the asset coverage requirements under 1940 Act with respect to its investments in Derivative Instruments on a consolidated basis with the Fund.

The Fund and Subsidiary use Derivative Instruments as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund and Subsidiary may also use Derivative Instruments for leverage, in which case their use would involve leveraging risk.

d.     Security Transactions and Investment Income Recognition | Purchases and sales of securities are recorded on a trade-date basis. For investments in securities, interest income is recorded on the accrual basis. Realized gains or losses on the disposition of investments are accounted for based on the specific identification method. Investments that are held by the Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the consolidated statement of operations. Market discounts and premiums are amortized daily over the expected life of the security using the effective yield method.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 31

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2019

e.     Federal Income Taxes | The Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) by complying with provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to make distributions from net investment income and from realized capital gains sufficient to relieve it from all, or substantially all, federal and excise taxes. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. The Fund files a state tax return with Delaware.

Management of the Fund has evaluated the tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Funds would be recorded as a tax benefit or expense in the current period. For the year ended March 31, 2019, the Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. The Fund’s federal and state income and federal excise tax returns for tax years 2015 through 2018 remain open for examination by tax authorities based on varying statutes of limitation.

The SMFCF is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the SMFCF’s income. Net investment loss of the SMFCF cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

As of March 31, 2019, the tax cost of investments and components of distributable earnings on a tax basis were as follows:

	Securities	Foreign Currencies	Forward Currency Contracts	Futures Contracts	Total Portfolio
Cost basis of investments for federal income tax purposes	$53,672,127	$-	$-	$-	$53,672,127
Gross tax unrealized appreciation	52,009	-	243,009	1,776,492	2,071,510
Gross tax unrealized depreciation	(622,348)	(29,757)	(244,119)	(1,277,325)	(2,173,549)
Net tax unrealized appreciation (depreciation)	(570,339)	(29,757)	(1,110)	499,167	(102,039)
Undistributed ordinary income	575,396	-	-	-	575,396
Undistributed long-term gains	-	-	-	-	-
Distributable earnings	575,396	-	-	-	575,396
Other accumulated gain/(loss)	(1,503,668)	-	-	-	(1,503,668)
Total accumulated gain/(loss)	$(1,498,611)	$(29,757)	$(1,110)	$499,167	$(1,030,311)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is due to tax treatment of certain investments.

At March 31, 2019, the Fund had the following capital loss carryover with an indefinite expiration:

	Long Term Amount	Short Term Amount
Steben Managed Futures Strategy Fund	$302,777	$1,200,891

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 32

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2019

At March 31, 2019, the Fund did not defer, on a tax basis, any post-October capital losses or qualified late year ordinary losses.

The Fund distributed $219,063 out of ordinary income during the fiscal year ended March 31, 2019, and distributed $3,240,741 out of long-term capital gains and $3,347,036 out of ordinary income during the fiscal year ended March 31, 2018.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share, and they relate to net operating losses and foreign currency investments. For the tax year ended March 31, 2019, the Fund’s permanent differences resulted in reclassification of $(367,482) in paid in capital and $367,482 in total distributable earnings (deficit).

f.      Use of Estimates | The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported income and expense during the reporting period. Actual results could differ from those estimates and such differences may be significant.

g.     Indemnifications | Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts with service providers, which also provide for indemnifications by the Fund. The Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Fund.

h.     Organization and Offering Costs | Organizational expenses consist primarily of costs to establish the Fund and enable it to legally conduct business. Under an operating services agreement (the “Operating Services Agreement”), the Investment Manager shall pay all expenses incurred by the Fund in connection with the organization and offering of shares of the Fund. These expenses may not be recouped by the Investment Manager.

i.      Fund Expenses | Pursuant to the Operating Services Agreement with the Fund, the Investment Manager has contractually agreed to pay all of the Fund’s ordinary operating expenses so long as Steben & Company, Inc. remains the Investment Manager, including the Fund’s organizational and offering expenses but not the following Fund expenses: fees for advisory services; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments and enforcing the Fund’s rights in respect of such investments; brokerage commissions; interest and fees on any borrowings by the Fund; taxes and governmental fees (including tax preparation fees); acquired fund fees and expenses; shareholder servicing fees, expenses which the Fund is authorized to pay pursuant to Rule 12b-l under the 1940 Act or fees pursuant to any services agreement with the Investment Manager; and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trustees and officers with respect thereto. The Operating Services Agreement may be terminated at any time by the Board. See Note 5 – Related Party Transactions.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), provides accounting, administrative and transfer agency services to the Fund. U.S. Bank, N.A. provides custodian services to the Fund.

j.      Dividends and Distributions to Shareholders | Typically, the Fund distributes all or substantially all of its net investment income and net capital gains to its shareholders every year. The Fund distributes dividends from its net investment income to its shareholders annually. Net investment income generally consists of interest income received on investments, less expenses.

The dividends received from the Fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non-corporate shareholders who satisfy certain holding period and other restrictions with respect to their Fund shares.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 33

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2019

The Fund also distributes net capital gains and net gains from foreign currency transactions, if any, to its shareholders, normally once a year. The Fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the Fund held the asset(s) that generated the gain. Distributions of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates. Generally, Fund distributions are taxable in the year received. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31.

The Fund’s distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing class at NAV (without sales charge) unless the shareholder opts to take distributions in cash, in the form of a check. Shareholders may change their distribution option either in writing or by calling the transfer agent at any time. Any change will be effective for distributions with a record date 5 calendar days from the date of the change.

k.     Foreign Securities and Currency | Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

l.      Futures Contracts | Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of a contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation/depreciation of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

m.    Forward Currency Contracts | Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statement of operations.

n.     Deposits with Broker | Futures Contracts and Forward Currency Contracts | When trading derivative instruments, such as forward or futures contracts, the Fund and SMFCF are only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 34

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2019

Upon entering into a futures contract (with the exception of futures contracts traded on the London Metal Exchange (“LME”)), and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At March 31, 2019, the Fund and SMFCF, collectively, had $9,924,881 in cash and cash equivalents on deposit with brokers for futures and $1,644,198 for forwards, which are presented on the Fund’s consolidated statement of assets and liabilities.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, a broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, a broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker (with the exception of futures contracts traded on the London Metal Exchange (“LME”)), are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The variation margin on LME futures contracts do not settle daily, but rather settle at their respective maturity dates. At period end, the unrealized appreciation and depreciation on LME futures contracts is shown as receivable for unsettled open futures contracts and payable for unsettled open futures contracts, respectively, on the Fund’s consolidated statement of asset and liabilities. The Fund expects to earn interest income on any margin deposits.

o.     Counterparty, Credit and Market Risk | Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, might not be available in connection with over-the-counter transactions or off-exchange transactions. Therefore, in those instances in which the Fund enters into such transactions, the Fund will be subject to the risk that its counterparty will be unable or unwilling to perform its obligations under the transactions and that the Fund will sustain losses. Over-the-counter (“OTC”) and off-exchange transactions have greater liquidity risk, and often do not have liquidity beyond the counterparty to the instrument. In general, there is less government regulation and supervision of transactions in the OTC markets or off-exchange than of transactions entered into on organized exchanges. Furthermore, if any futures commission merchant, broker-dealer, or financial institution holding the Fund’s assets were to become bankrupt or insolvent, it is possible that the Fund would be able to recover only a portion, or in certain circumstances, none of its assets held by such bankrupt or insolvent entity.

The risk that an issuer, guarantor or liquidity provider of an instrument (including the counterparty to an OTC position) held by the Fund will be unable or unwilling to perform its obligations is considered credit risk. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its payment or repurchase obligation, as the case may be. Credit risk generally is inversely related to credit quality. To the extent that the Fund invests in derivative or other over-the-counter transactions, including forward contracts, the Fund may be exposed to a credit risk with respect to the parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Recent turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers, which may have an adverse effect on the Fund. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds, derivatives and commodities, and the mutual funds that invest in them. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 35

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2019

p.     CFTC Regulation | On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC’’) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

The Fund and SMFCF are commodity pools, as defined in the regulation of the CFTC and operated by the Manager, a commodity pool operator regulated by the CFTC.

q. New Accounting Pronouncement | In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

3.	Derivative Instruments

During the fiscal year ended March 31, 2019, the Fund invested in Derivative Instruments such as futures contracts and forward currency contracts in order to pursue its managed futures strategy. Such investments are not for hedging purposes.

The Fund may invest in commodity-linked futures contracts either directly or through a wholly owned subsidiary. Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, West Texas Intermediate (WTI) crude oil, Brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas City wheat and Chicago wheat), corn and soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; (5) precious metals, which includes, among others, gold and silver; and (6) softs, which includes cotton, coffee, sugar and cocoa. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity, less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (these benefits are sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

The Fund’s market risk related to its derivatives trading is influenced by a wide variety of factors, including overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Derivative Instruments can be highly volatile, illiquid and difficult to value, and changes in the value of these instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or the Fund’s other investments. Futures, forward currency and options contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There may not be a liquid secondary market for the futures contracts. Price valuations or market movements of options may not justify purchasing put options or, if purchased, the options may expire unexercised, resulting in a loss of the premium paid for the options. There are additional risks associated with Derivative Instruments that are possibly greater than the risks associated with investing directly in the underlying instruments, including leveraging risk and counterparty credit risk. A small investment in a Derivative Instrument could have a potentially large impact on the Fund’s performance.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 36

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2019

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund's consolidated statement of assets and liabilities and statement of operations. Net unrealized appreciation on forward currency contracts is a receivable and net unrealized depreciation is a liability on the consolidated statement of assets and liabilities. Only the current day variation margin on futures contracts is separately reported within the Fund’s consolidated statement of assets and liabilities. The cumulative unrealized appreciation/depreciation on futures contracts is reported on the Fund’s consolidated schedule of futures contracts.

Since the derivatives held long or short are for speculative trading purposes, the Derivative Instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of net realized and net unrealized gain (loss) in the Fund's consolidated statement of operations.

At March 31, 2019, the Fund held derivative and other financial instruments which are subject to a master netting agreement. As the table below illustrates, certain positions are netted in these consolidated financial statements.

Assets:
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Collateral Pledged (Received)	Net Amount

Forward Currency Contracts	$197,098	$(197,098)	$-	$-

Liabilities:
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Collateral Received (Pledged)	Net Amount

Forward Currency Contracts	$244,119	$(197,098)	$(47,021)	$–

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 37

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2019

The following table presents the fair value of consolidated derivative instruments for the Fund at March 31, 2019 as presented on the Fund's consolidated statement of assets and liabilities.

	Fair Value		Net Unrealized Gain (Loss) on Open
Derivatives not accounted for as hedging instruments	Assets	Liabilities	Positions
Forward Currency Contracts(a)
Long	$26,677	$185,631	$(158,954)
Short	170,421	58,488	111,933
Total Forward Currency Contracts	197,098	244,119	(47,021)

Futures Contracts(b)
Long Contracts
Agricultural Commodities/Softs	$2,100	$27,887	$(25,787)
Currencies	2,584	2,480	104
Energy	27,045	16,765	10,280
Interest Rates	1,109,062	41,600	1,067,462
Metals	100,481	19,694	80,787
Stock Indices	165,459	3,208	162,251
Total Long Contracts	1,406,731	111,634	1,295,097

Short Contracts
Agricultural Commodities/Softs	251,774	16,019	235,755
Currencies	59,839	41,740	18,099
Energy	13,717	2,255	11,462
Interest Rates	14,668	–	14,668
Metals	22,971	151,679	(128,708)
Stock Indices	6,793	24,642	(17,849)
Total Short Contracts	369,762	236,335	133,427
Total Futures Contracts	$1,776,493	$347,969	$1,428,524

(a)Unrealized appreciation on forward currency contracts is a receivable and unrealized depreciation on forward currency contracts is a payable on the consolidated statement of assets and liabilities.

(b)Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund's consolidated schedule of open futures contracts. Only the current day variation margin for futures contracts is separately reported within the Fund's consolidated statement of assets and liabilities.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 38

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2019

The following table presents the trading results of the derivative trading and information related to the volume of the Fund’s derivative activity for the fiscal year ended March 31, 2019. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Fund's consolidated statement of operations.

	Gain (Loss) from Trading
	Net Realized	Net Change in Unrealized

Forward Currency Contracts	$(781,888)	$42,815
Futures Contracts
Agricultural Commodities/Softs	461,598	(55,085)
Currencies	(376,491)	105,620
Energy	508,373	(256,922)
Interest Rates	1,692,017	934,281
Metals	(250,804)	147,286
Stock Indices	(2,877,047)	417,837
Total Futures Contracts	$(842,354)	$1,293,017

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the period were:

	Average Notional Amount
	Long Contracts	Short Contracts
Forward Currency Contracts	$32,316,869	$49,278,125
Futures Contracts	200,092,423	143,885,137

The average notional amounts reflect the fiscal year ended March 31, 2019. Please refer to the Fund's prospectus for a listing of risks associated with these investments.

All agricultural commodities/softs, energy, and metals related futures contracts represent balances and activity of the Fund’s wholly-owned and controlled subsidiary. See Note 1.

4.	Investment Transactions

For the fiscal year ended March 31, 2019, the aggregate cost of security purchases and the proceeds from security sales (excluding short-term investments and U.S. Government obligations) were $7,597,096 and $14,433,114, respectively.

For the fiscal year ended March 31, 2019, purchases and sales of U.S. Government obligations were $15,136,020 and $11,444,435, respectively.

5.	Related Party Transactions

a.     Investment Management Fee | The Board is authorized to engage an investment adviser and it has selected Steben & Company, Inc. to manage the Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Manager is a Maryland corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Investment Manager is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 39

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2019

Under the terms of the Investment Management Agreement, the Investment Manager is entitled to receive a management fee at an annualized rate, based on the average daily net assets of the Fund of 1.75%, accrued daily and payable monthly. For the fiscal year ended March 31, 2019, the Fund incurred $1,320,646 in management fees.

b.     Investment Subadvisory Fee | The Investment Manager has entered into subadvisory agreements with certain parties to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Fund.

c.     Distribution Fee | The Fund has entered into a distribution agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC (the “Distributor”). Class A, Class C and Class N shareholders will pay Rule 12b-1 fees to the Distributor at the annual rate of 0.25%, 1.00% and 0.25%, respectively of average daily net assets and Class I shareholders will pay no 12b-1 fees. For the fiscal year ended March 31, 2019, the Fund incurred $7,280 in distribution fees for Class A shares, $12,601 for Class C shares and $27,255 for Class N shares.

d.     Operating Services Fee | The Fund will pay to the Investment Manager, as compensation for the services provided by the Investment Manager and its agents under the Operating Services Agreement, an annualized fee of 0.24%, which is paid monthly, based on the average daily net assets of the Fund. For the fiscal year ended March 31, 2019, the Fund incurred $181,118 in operating services fees.

6.	Significant Shareholder

During 2014, Futures Portfolio Fund L.P. (“FPF”) purchased $58.5 million of Class I shares of the Fund. FPF is a Maryland partnership that is a privately offered commodity pool registered with the National Futures Association. At March 31, 2019, FPF owned 36% of the outstanding shares of the Fund and therefore had no effective control of the Fund.

A shareholder also held 67% of outstanding shares of Class N as of March 31, 2019. Investment activities of this shareholder could have a material effect on the Class N shares of the Fund.

7.	Compensation for Trustees

The independent Trustees are paid annual compensation for service on the Board and its Committees for the portfolios overseen in the complex of funds advised by the Investment Manager (“SCI Advised Funds”) in an annual amount of $25,000 each, which is paid through the Operating Services Agreement. Such compensation encompasses attendance and participation at Board and Committee meetings, including telephonic meetings, if any. There are currently two independent Trustees. The Audit Committee Chairman and the Audit Committee Financial Expert also receives an annual amount of $15,000. In the interest of recruiting and retaining independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, through the Operating Services Agreement, the Investment Manager reimburses each independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Fund who are “interested persons” by virtue of their affiliation with the Investment Manager receive no compensation in such role.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 40

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2019

8.	Capital Share Transactions

At March 31, 2019, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Fund:

Steben Managed Futures Strategy Fund - Class A	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	66,551	$584,573	262,294	$2,539,804
Dividends Reinvested	857	7,334	32,919	303,192
Shares Redeemed	(274,954)	(2,399,036)	(129,530)	(1,237,750)
Net Increase (Decrease)	(207,546)	$(1,807,129)	165,683	$1,605,246
Beginning Shares	432,737		267,054
Ending Shares	225,191		432,737

Steben Managed Futures Strategy Fund - Class C	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	7,347	$62,300	52,021	$478,950
Dividends Reinvested	355	2,926	13,119	117,266
Shares Redeemed	(67,093)	(564,570)	(24,687)	(224,444)
Net Increase (Decrease)	(59,391)	$(499,344)	40,453	$371,772
Beginning Shares	179,459		139,006
Ending Shares	120,068		179,459

Steben Managed Futures Strategy Fund - Class I	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	1,428,097	$12,566,519	1,554,285	$15,004,279
Dividends Reinvested	19,994	173,240	569,048	5,288,507
Shares Redeemed	(1,739,460)	(15,295,377)	(2,502,354)	(24,321,423)
Redemption Fees	—	988	-	288
Net Decrease	(291,369)	$(2,554,630)	(379,021)	$(4,028,349)
Beginning Shares	6,890,991		7,270,012
Ending Shares	6,599,622		6,890,991

Steben Managed Futures Strategy Fund - Class N	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	654,327	$5,757,851	612,102	$5,943,660
Dividends Reinvested	3,881	33,226	88,569	815,378
Shares Redeemed	(736,436)	(6,327,462)	(369,482)	(3,541,868)
Redemption Fees	-	1,137	-	149
Net Increase (Decrease)	(78,228)	$(535,248)	331,189	$3,217,319
Beginning Shares	1,022,908		691,719
Ending Shares	944,680		1,022,908

Steben Managed Futures Strategy Fund	Year Ended March 31, 2019	Year Ended March 31, 2018
	Amount	Amount
Total Net Increase (Decrease)	$(5,396,351)	$1,165,988

9.	Subsequent Events

Management has evaluated the Fund’s related events and transactions that occurred subsequent to March 31, 2019 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 41

Steben Managed Futures Strategy Fund
Consolidated Financial Highlights

Steben Managed Futures Strategy Fund - Class A
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout each period)

	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]

Per Share
Net asset value, beginning of period	$8.80	$9.86	$9.92	$11.73	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.04	(0.06)	(0.13)	(0.15)	(0.18)
Net realized and unrealized gain (loss)	(0.09)	(0.13)	0.09	(0.49)	1.91
Total from Investment Operations	(0.05)	(0.19)	(0.04)	(0.64)	1.73

Less distributions paid from net investment income	-	-	-	(1.17)	-
Less distributions paid from net realized gain	(0.03)	(0.87)	(0.02)	-	-
Net Asset Value, End of Period	$8.72	$8.80	$9.86	$9.92	$11.73

Total Investment Return[3]	(0.55)%	(2.32)%	(0.37)%	(4.98)%	17.32%

Net Assets, End of Period, in Thousands	$1,964	$3,808	$2,634	$1,730	$1,690

Ratios/Supplemental Data:
Ratio of expenses to average net assets[4]	2.24%	2.24%	2.25%	2.02%	2.00%
Ratio of net investment income (loss) to average net assets[4]	0.46%	(0.60)%	(1.29)%	(1.42)%	(1.61)%
Portfolio turnover rate[5]	19.02%	88.57%	38.33%	46.20%	11.40%

[1] All ratios have been annualized except total investment return and portfolio turnover.
[2] Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
[3] Total investment return excludes the effect of applicable sales charges.
[4] Ratios do not include the income and expenses of the Trading Advisors.
[5] Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 42

Steben Managed Futures Strategy Fund
Consolidated Financial Highlights

Steben Managed Futures Strategy Fund - Class C Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout each period)
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]

Per Share
Net asset value, beginning of period	$8.52	$9.65	$9.78	$11.65	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.02)	(0.13)	(0.20)	(0.22)	(0.26)
Net realized and unrealized gain (loss)	(0.09)	(0.13)	0.09	(0.49)	1.91
Total from Investment Operations	(0.11)	(0.26)	(0.11)	(0.71)	1.65
Less distributions paid from net investment income	-	-	-	(1.16)	-
Less distributions paid from net realized gain	(0.03)	(0.87)	(0.02)	-	-
Net Asset Value, End of Period	$8.38	$8.52	$9.65	$9.78	$11.65

Total Investment Return[3]	(1.30)%	(3.05)%	(1.11)%	(5.62)%	16.52%

Net Assets, End of Period, in Thousands	$1,006	$1,529	$1,341	$898	$374

Ratios/Supplemental Data:
Ratio of expenses to average net assets[4]	2.99%	2.99%	3.00%	2.77%	2.75%
Ratio of net investment loss to average net assets[4]	(0.29)%	(1.35)%	(2.04)%	(2.17)%	(2.36)%
Portfolio turnover rate[5]	19.02%	88.57%	38.33%	46.20%	11.40%

[1] All ratios have been annualized except total investment return and portfolio turnover.
[2] Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
[3] Total investment return excludes the effect of applicable sales charges.
[4] Ratios do not include the income and expenses of the Trading Advisors.
[5] Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 43

Steben Managed Futures Strategy Fund
Consolidated Financial Highlights

Steben Managed Futures Strategy Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout each period)

	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]
Per Share
Net asset value, beginning of period	$8.88	$9.93	$9.96	$11.75	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.06	(0.03)	(0.10)	(0.12)	(0.15)
Net realized and unrealized gain (loss)	(0.08)	(0.15)	0.09	(0.50)	1.90
Total from Investment Operations	(0.02)	(0.18)	(0.01)	(0.62)	1.75
Less distributions paid from net investment income	-	-	-	(1.17)	-
Less distributions paid from net realized gain	(0.03)	(0.87)	(0.02)	-	-
Net Asset Value, End of Period	$8.83	$8.88	$9.93	$9.96	$11.75

Total Investment Return[3]	(0.30)%	(2.08)%	(0.12)%	(4.74)%	17.49%

Net Assets, End of Period, in Thousands	$58,270	$61,226	$72,159	$75,282	$78,498

Ratios/Supplemental Data:
Ratio of expenses to average net assets[4]	1.99%	1.99%	2.00%	1.77%	1.75%
Ratio of net investment income (loss) to average net assets[4]	0.71%	(0.35)%	(1.04)%	(1.17)%	(1.36)%
Portfolio turnover rate[5]	19.02%	88.57%	38.33%	46.20%	11.40%

1 All ratios have been annualized except total investment return and portfolio turnover.

2 Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

3 Total investment return excludes the effect of redemption fees.

4 Ratios do not include the income and expenses of the Trading Advisors.

5 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders  44

Steben Managed Futures Strategy Fund
Consolidated Financial Highlights

Steben Managed Futures Strategy Fund - Class N

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout each period)

	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]
Per Share
Net asset value, beginning of period	$8.79	$9.86	$9.92	$11.73	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.04	(0.06)	(0.13)	(0.15)	(0.18)
Net realized and unrealized gain (loss)	(0.08)	(0.14)	0.09	(0.49)	1.91
Total from Investment Operations	(0.04)	(0.20)	(0.04)	(0.64)	1.73
Less distributions paid from net investment income	-	-	-	(1.17)	-
Less distributions paid from net realized gain	(0.03)	(0.87)	(0.02)	-	-
Net Asset Value, End of Period	$8.72	$8.79	$9.86	$9.92	$11.73

Total Investment Return[3]	(0.54)%	(2.32)%	(0.37)%	(4.90)%	17.31%

Net Assets, End of Period, in Thousands	$8,236	$8,996	$6,818	$5,514	$3,697

Ratios/Supplemental Data:
Ratio of expenses to average net assets[4]	2.24%	2.24%	2.25%	2.02%	2.00%
Ratio of net investment income (loss) to average net assets[4]	0.46%	(0.60)%	(1.29)%	(1.42)%	(1.61)%
Portfolio turnover rate[5]	19.02%	88.57%	38.33%	46.20%	11.40%

1 All ratios have been annualized except total investment return and portfolio turnover.

2 Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

3 Total investment return excludes the effect of redemption fees.

4 Ratios do not include the income and expenses of the Trading Advisors.

5 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 45

Steben Managed Futures Strategy Fund
Understanding Your Ongoing Costs
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2018 through March 31, 2019).

Actual Expenses

The actual return rows in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. The Fund’s transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 46

Steben Managed Futures Strategy Fund
Understanding Your Ongoing Costs
(Unaudited)

Actual vs Hypothetical Returns

Actual vs. Hypothetical returns for the Six Months Ended March 31, 2019

	Fund’s Annualized Consolidated Expense Ratio	Beginning Value October 1, 2018	Ending Account Value March 31, 2019	Consolidated Expenses Paid During Period[1]
Steben Managed Futures Strategy Fund - Class A
Actual	2.24%	$1,000.00	$979.50	$11.05
Hypothetical[2]	2.24%	$1,000.00	$1,013.76	$11.25

Steben Managed Futures Strategy Fund - Class C
Actual	2.99%	$1,000.00	$975.80	$14.73
Hypothetical[2]	2.99%	$1,000.00	$1,010.02	$14.98

Steben Managed Futures Strategy Fund - Class I
Actual	1.99%	$1,000.00	$980.70	$9.83
Hypothetical[2]	1.99%	$1,000.00	$1,015.01	$10.00

Steben Managed Futures Strategy Fund - Class N
Actual	2.24%	$1,000.00	$979.50	$11.05
Hypothetical[2]	2.24%	$1,000.00	$1,013.76	$11.25

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days and divided by 365 to reflect the period October 1, 2018 through March 31, 2019.
[2]	Hypothetical assumes a 5% return.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 47

Steben Managed Futures Strategy Fund
Trustee and Officer Information
(Unaudited)

The Fund’s operations are managed under the direction and oversight of the Fund’s Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints officers of the Fund who are responsible for the Fund’s and day-to-day business decisions based on policies set by the Board. Biographical information for the current Trustees and Officers, including age, principal occupations for the past five years, the length of time served as Trustee, and any other Director/ Trusteeships is set forth below. The Fund is part of the Steben Funds Complex, which is comprised of the Fund, the Steben Select Multi-Strategy Fund and the Steben Select Multi-Strategy Master Fund. The address of each Trustee and officer listed below is 9711 Washingtonian Blvd., Suite 400, Gaithersburg, MD 20878. The Statement of Additional Information includes additional information about Trustees and Officers and is available, without charge by visiting www.steben.com

Name and Age	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years	Other Directorships During the Past 5 Years
Independent Trustees*
Andrew Putterman# Age: 59	Trustee (Since 2018)	Principal, 1812 Park, LLC (financial consulting) (2014 to present); Advisory Director, Silver Lane Advisors (2016 to present); Advisory Board Member, Vestigo Ventures 1 GP, LLC (2016 to present); Managing Director, B+ Institutional Services, LLC (2014 to 2015); Independent Board Member, Princeton Private Equity Fund (2014 to 2015); Chairman Emeritus, Fortigent LLC (financial services) (2013 to 2014); Managing Director, LPL Financial (financial services) (2012 to 2014); The Private Trust Company (January 2013 to December 2013); President and Chief Executive Officer, Fortigent LLC (2006 to 2012 and 2013, respectively).	Trustee of Absolute Shares Trust (which consists of 12 funds), since 2014; Steben Managed Futures Cayman Fund Ltd.; Steben Select Multi-Strategy Fund, Steben Select Multi-Strategy Master Fund (investment companies).
Mark E. Schwartz# Age: 71	Trustee (Since 2013)	Managing Director, Bronfman E.L. Rothschild (investment adviser) March 2017 to present; formerly, President, TriCapital Advisors, Inc., 2006 to February 2017.	Appointed Trustee of University of Maryland College Park Foundation since 2015; Steben Managed Futures Cayman Fund Ltd.; Steben Select Multi-Strategy Fund, Steben Select Multi-Strategy Master Fund (investment companies).

Interested Trustees*
Kenneth E. Steben** Age: 64	Chairman of the Board, Trustee and Chief Executive Officer (Since 2013)	President and Chief Executive Officer since 1989 of Steben & Company, Inc.	Steben Managed Futures Cayman Fund Ltd.; Steben Select Multi-Strategy Fund, Steben Select Multi-Strategy Master Fund (investment companies).

* There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

** Mr. Steben is an “interested person”, as defined in the Investment Company Act, due to his position as President and Chief Executive Officer of the Investment Manager.

# Member of the Audit Committee and the Governance and Nominating Committee.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders   48

Steben Managed Futures Strategy Fund
Trustee and Officer Information
(Unaudited)

Officers of the Fund Who Are Not Trustees

Name and Age	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years
Carl A. Serger Age: 59	Chief Financial Officer (Since 2013)	Chief Financial Officer, SCI, since December 2009; Senior VP, CFO and COO, Peracon, Inc. (electronic transactions platform) from 2007 to 2009; Senior VP and CFO, Ebix Inc., (financial technology company) from 2006 to 2007; CFO, Senior VP and Treasurer, Finetre Corporation (financial technology company) from 1999 to 2006.
Francine J. Rosenberger Age: 51	Chief Compliance Officer (“CCO”) and Secretary (Since 2013)	General Counsel, SCI, since January 2013; Partner, K&L Gates LLP (law firm) from 2003 to January 2013.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders  49

Steben Managed Futures Strategy Fund
Additional Information
(Unaudited)

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was as follows:

Fund	% of Short-Term Capital Gain
Steben Managed Futures Strategy Fund	100%

Privacy Policy

The Fund collects non-public information about you from the following sources:

● information we receive about you on applications or other forms;

● information you give us orally; and

● information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. We also disclose that information is provided to unaffiliated third parties (such as to the investment adviser to the Fund, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing agreed services to you. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

Affirmation of Commodity Pool Operator

To the best of my knowledge and belief, the information contained in the attached consolidated financial statements for the Steben Managed Futures Strategy Fund for the fiscal year ended March 31, 2019, is accurate and complete.

Ken Steben, President and Chief Executive Officer

Steben & Company, Inc.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders  50

Delivery of Documents

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: info@steben.com	On the Internet: Visit our website at www.steben.com

By Telephone: Call (855) 775-5571	By Mail: Steben Managed Futures Strategy Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on www.steben.com approximately sixty days after the end of each quarter.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.steben.com and by calling 1-855-775-5571 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-855-775-5571.

Fund Service Providers:

Custodian U.S. Bank, N.A. Milwaukee, Wisconsin	Transfer agent U.S. Bank Global Fund Services Milwaukee, Wisconsin	Independent registered public accounting firm KPMG LLP Columbus, Ohio	Distributor Foreside Fund Services, LLC Portland, Maine

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Andrew Putterman is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “All other fees” refer to the aggregate fees billed for products and services provided by the principal accountant other than “Audit fees”, “Audit-related fees” and “Tax fees”. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$37,500	$35,500
Audit-Related Fees	$0	$0
Tax Fees	$10,635	$10,035
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2019	FYE 3/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2019	FYE 3/31/2018
Registrant	$10,635	$10,035
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has a nominating committee, consisting of Messrs. Andrew Putterman and Mark Schwartz (the “Nominating Committee”). The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board. Shareholders can submit recommendations in writing addressed to the attention of the chair of the Nominating Committee, 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878. A shareholder’s recommendation must include the following information about the nominee: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

With respect to the criteria the Nominating Committee uses for selecting nominees, a successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

Item 11. Controls and Procedures.

(a)	The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable during the period.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Steben Alternative Investment Funds

By (Signature and Title)	/s/ Ken Steben
Kenneth E. Steben, Chief Executive Officer

Date	May 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ken Steben
Kenneth E. Steben, Chief Executive Officer

Date	May 31, 2019

By (Signature and Title)	/s/ Carl Serger
Carl Serger, Chief Financial Officer

Date	May 31, 2019